Compass EMP Alternative Strategies Fund

Class A:  CAIAX    Class C: CAICX    Class T: CAITX

SUMMARY PROSPECTUS

FEBRUARY 4, 2011

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.compassempfunds.com/Forms_and_Prospectus/. You can also get this information at no cost by calling 1-888-944-4367, emailing info@compassemp.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated February 4, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

 FUND SUMMARY-COMPASS EMP ALTERNATIVE STRATEGIES FUND

Investment Objectives: The Compass EMP Alternative Strategies Fund’s (“Alternative Fund”) objective is long-term capital appreciation with current income as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Compass EMP Funds.  More information about these and other discounts is available from your financial professional and in How to Buy Shares on page 27 of the Fund's Prospectus.

	Compass EMP Alternative Strategies Fund
Shareholder Fees (fees paid directly from your investment)	Class A	Class T	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	3.50%	0.00%
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	1.00%
Other Expenses[1]	12.32%	12.32%	12.32%
Acquired Fund Fees and Expenses[1]	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses	14.04%	14.29%	14.79%
Fee Waivers and Expense Reimbursement[2]	(11.92)%	(11.92)%	(11.92)%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	2.12%	2.37%	2.87%

1 The Other Expenses and Acquired Fund Fees and Expenses for the Alternative Fund are estimates for the current fiscal year. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2012.  This agreement may only be terminated by the Fund's Board of Trustees on 60 days written notice to the Advisor.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Alternative Fund		1 Year	3 Years	5 Years	10 Years
	Class A	$778	$2,323	$4,646	$8,847
	Class C	$290	$2,053	$4,571	$9,000
	Class T	$582	$2,205	$4,600	$8,894

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2010 was 81.01%.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing in a portfolio of exchange traded funds (“ETFs”), equities, fixed income securities and futures contracts.  The Fund advisor will select the appropriate investment vehicle based on the strategy of the particular asset class within the investment portfolio. The Fund invests primarily in fixed income, equity and alternative securities, with an emphasis on alternatives (including commodity, currency, hedging and real estate).

The Fund uses a proprietary global asset allocation model that seeks to produce lower volatility with a similar or greater return over a full market cycle compared to traditional market indexes. The rules-based asset allocation methodology used to manage the Fund’s portfolio consists of restrictions, constraints and criteria for the purchase or sale of each individual asset class, security or strategy. Because the Fund follows a rules-based asset allocation strategy, the performance of the Fund is not intended to track or correlate the performance of any particular securities index.

The Advisor selects securities and strategies that invest across a broad range of global asset classes including, but not limited to, U.S., international and emerging markets stocks, including small, mid and large capitalization companies, U.S. and international bonds, U.S. and international real estate, commodities and currencies. Although the Advisor selects securities from a broad range of asset classes, the market capitalization of the equity securities in which the Fund may invest are not a factor considered by the Advisor in making investment decisions for the Fund. In considering fixed income securities or ETFs that invest in fixed income securities, the average credit rating for these securities will be investment grade (which the Advisor defines as having a rating of BBB and above) and the Advisor will focus on fixed income securities or ETFs with an intermediate average maturity (defined as between 3 and 7 years), although the Fund may invest in fixed income securities or ETFs with any average credit rating or maturity.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund.

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Management Risk. The Advisor’s asset allocation model, which attempts to evaluate the attractiveness, value and potential appreciation of various asset classes and particular ETFs, or other securities in which the Fund invests, may prove to be incorrect and there is no guarantee that the model will produce the desired results.

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Fixed Income Risk. The value of the Fund’s investments in bonds or ETFs that own bonds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases. In addition, the Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

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Foreign Exposure Risk.   Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

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Currency Risk.  The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

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Futures Risk. The Fund’s use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

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Stock Market Risk.  Overall stock market risks may affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Small and Mid Capitalization Stock Risk.   The earnings and prospects of smaller-sized companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Real Estate Risk.  The value of real estate investments are subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market.  These may include decreases in real estate values, overbuilding, increases in operating costs, interest rates and property taxes.

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Acquired Fund Limitations and Expenses Risks.  The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares.  Investors in the Fund will indirectly bear these risks, fees and expenses of the underlying investment companies in which the Fund invests in addition to the Fund’s direct risks, fees and expenses.

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Tracking Risks.   ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices or sectors they track because of transaction costs incurred  by the ETF in adjusting the actual balance of the securities.

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Liquidity Risks.  The Fund is subject to the risk that the Advisor may not be able to acquire or sell shares of underlying investment companies or other securities held by the Fund at a price that is acceptable to the Advisor.

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Sector Risk.  The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.

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Limited History of Operations. The Fund is a new mutual fund and has a short history of operations.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available by calling 888-944-4367 or on the Funds’ website at www.compassempfunds.com.

Annual Total Returns

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 8.77% (quarter ended September 30, 2010), and the lowest return for a quarter was (6.34%) (quarter ended June 30, 2010). The Fund’s Class A year-to-date return for the period ended December 31, 2010 was 9.78%.

Average Annual Total Returns

(for the periods ended

December 31, 2010)

Class A	1 Year	Since inception (12/30/2009)
Return Before Taxes	3.47%	2.94%
Return After Taxes on Distributions	3.09%	2.57%
Return After Taxes on Distributions and Sale of Fund Shares	2.25%	1.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	13.87%

Class C	1 Year	Since inception (12/31/2008)
Return Before Taxes	8.85%	8.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	13.87%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Compass Efficient Model Portfolios, LLC, also known as Compass EMP, LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Stephen Hammers serves as the Fund’s Portfolio Manager.  He has served the Fund in this capacity since the Fund commenced operations in 2008.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.